0 November 2008 www.amedisys.com NASDAQ: AMED Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties. Additional information regarding  factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800)
467-2662. We disclaim any obligation to update any forward-looking statements in this presentation.

Investment Highlights
Focus on home nursing and related services
to Medicare population
Large, growing and highly fragmented industry
Strong internal growth and cash flow
with low recurring routine cap ex
Proven operating model supported
by sophisticated technology system
Demonstrated ability to identify
and integrate acquisitions
Liquidity availability to fund external growth
– Unused revolver and additional balance sheet capacity
Extensive delivery platform ideally positioned
for Medicare care management initiatives
Experienced management team

William F. Borne
Chairman and Chief Executive Officer
CEO since founding the Company in 1982
Larry R. Graham
President and Chief Operating Officer
Joined Amedisys in 1996; COO since 1999;
President since 2004
Dale E. Redman, CPA
Chief Financial Officer
Joined Amedisys in February 2007
Alice Ann Schwartz
Chief Information Officer
Joined Amedisys in 1998, CIO since 2004,
SVP Clinical Operations since 2003
Jeffrey Jeter
Chief Compliance Officer
Joined Amedisys in 2001
Management Team

Corporate Overview
Founded in 1982, publicly
listed 1994
511
2
locations in 35 states
Leading provider of home
health services
– Services include skilled
nursing and therapy
94% of Home Health revenue
is episodic based (both
Medicare & non-Medicare)
1
For the nine-month period ended September 30, 2008
2
Both home health and hospice, inclusive of joint venture agencies, as of September 30, 2008
3
Forecasted 2008 annual results
14,500 employees
Daily visits = 18,400
6,750,000
3
annual visits
2008 revenue guidance = $1.175
3
billion
$1.3 billion market cap
1

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
VT
NH
MA
CT
RI
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
PENN
NJ
DE
MD
NEBRASKA
IOWA
ILLINOIS
IN
OHIO
W.VA
VIRGINIA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
KENTUCKY
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N. CAR
S. CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

Our Locations
1
As of September 30, 2008, inclusive of joint ventures.
National home nursing provider located in 35 states.
Largest provider in the Southern and Southeastern United States.
– 465 home nursing
locations
– 46 hospice locations
1

Our Strategy
Focus on Medicare-eligible patients
Prioritize internal growth
Select, acquire and integrate quality home care agencies
Leverage cost-efficient operating platform
Develop and deploy specialized nursing programs
Expand care coordination platform

$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$23.2
$25.6
$27.5
$29.2
$30.8
$32.7
$35.3
$38.6
$42.4
$46.4
$51.0
$56.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: CBO's March 2008 Baseline: MEDICARE
MEDICARE Home Health and Hospice Revenue
$ in billions
Medicare Revenue Market Size
2006:
Medicare spending
for home health reached
$14 billion
and hospice
was $
9.2 billion,
giving a
combined total of
$23.2
billion
2017:
Home Health will
contribute $
36 billion
and
hospice
$20 billion
of the
projected $
56 billion

- Industry is highly fragmented
- 9,200 Medicare-certified nursing agencies
- Publicly-owned providers account for less than 7% of the home nursing market
- Most are single-site, small, local or regional providers:
  - Independently-owned agencies
  - Visiting nurse associations
  - Facility and hospital-based agencies

Medicare Certified Home Health Agencies

10,000
8,000
6,000
4,000
2,000
-
2002
2003
2004
2005
2006
2007

8 Home Nursing Market

Industry Growth Drivers
Trend from inpatient to home-based care:
– Patient preference
– Payor incentives
– Technology advancements
Demographics  – aging population
– 8,000 Americans will become Medicare eligible each
day beginning in 2011 and by 2030, 57.8 million baby
boomers will be eligible for Medicare benefits
Increased prevalence of chronic and co-morbid conditions
1
According to the United States Census Bureau
1

Internal Growth
Internal revenue growth 28% for Q3 2008 and 27% for the
first nine months of 2008
Internal growth driven by:
Overall industry growth
Higher acuity levels and co-morbidities, requiring
more intensive services
Comprehensive range of clinical programs
Enhanced referral source education efforts
Focus on start-ups

40
35
30
25
20
15
10
5
0
Projected
Completed
8
13
25
36
32
20
2003
2004
2005
2006
2007
2008

Start-Up Strategy
Start-ups typically generate $1.5 - $2.0
million in run-rate revenue by the end
of their second year of operations
~ 18 months to recoup the $250,000 -
$350,000 investment
20 home health start-ups completed
through September 30, 2008
* Reported numbers are for home health start-ups
35
15
Yearly Start-Ups

- Acquisition rationale:
  - Industry leadership
  - Leverage our operating/business systems
  - Value accretion through synergies and agency profitability enhancement
- Acquisition criteria:
  - Defined pricing objectives
  - Targeted geographic profile
  - Compatible payor mix
  - Consistent clinical metrics
  - Expandable referral base
  - Opportunities for future internal growth

Acquired Revenue
$ in millions
$350
$300
$250
$200
$150
$100
$50
$-
$85
$77
$40
$315
Annualized
2005
2006
2007
2008

12 Acquisition Strategy

TLC Integration
TLC Integration Complete
Detailed plan to wind-down TLC corporate
Converted all agencies as
of September 15, 2008
Closed all regional billing centers as of
October 24 2008;
Minor number of corporate employees
remain until December 31, 2008

- Strategic advantages from technology
- Standardized processes:
  - Automated review of assessment forms
  - Automated Scheduling
  - Web-based HR and payroll system
- Evidenced based clinical care management
  - Centralized cardiac Telehealth
  - Centralized ET nursing
  - Multidisciplinary wound program
- Compliance Controls
  - Clinical auditing controls
  - Billing controls
  - Coding controls
- Centralized Management of clinical oversight/utilization:
  - Real-time episode analysis
  - Daily/Weekly review of quality indicators
  - Executive information system

14 Investments in Technology

High Quality Health Care
Care Management
13 disease management programs
70 clinical tracks
Specialty Division
Balanced For Life first program in division
Targets higher acuity patients
Rolled out to 97 locations through
September 30, 2008; 160 total locations
targeted for roll out by year end 2008

Comprehensive Compliance Program
Local Level
• Point-of-care system
enhances clinical
documentation accuracy with
real-time assessment input
• Clinical nurse review of
assessments
• Physician review/approval
• Standardized care plans
• Weekly case conferences
• Monthly audits
• End of episode case review
Regional Level Corporate Level
• Unannounced compliance
& billing audits
• Regional directors monitor
compliance status and
resolve errors
• Real-time monitoring
capability of local level
activity via Point of Care
system
• Compliance training for all
employees
• Compliance concerns hotline
• Compliance review of metric
variances
• Compliance manager site visits
• Semi-annual clinical/compliance
reviews
• Annual Sarbanes-Oxley audit
• Annual billing competency
testing
http://www.amedisys.com/pdf/Compliance3/Compliance_Controls.pdf

Medicare Reimbursement
Implemented in October 2000
Base payment for 60-day episode of care
Adjusted for patient acuity and market factors
2008 CMS issued reimbursement changes
Expands HHRG from 80 to 153
More integrated reimbursement for therapy
Better alignment of reimbursement with patient needs
Allocation of more dollars to later episodes
Benefits agencies with a greater business mix of
higher-acuity patients

Earnings Per Share Growth
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.14
$1.41
$1.72
$2.48
Guidance
2004
2005
2006
2007
2008

Financial Highlights
Increasing revenue
Cash flow/low cap ex requirements
Consistent EPS growth
Strong balance sheet to fund future growth
– $250 million active shelf registration
– $139 million unused revolving credit
facility through September 2008
$ earnings per diluted share
$3.25
1
After adding back certain expenses related to the integration of TLC Health Care Services, Inc.)
1

EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2006
2007
3Q07
Net revenue
Period-over-period growth
Gross margin
Margin
Operating income
Margin
EBITDA
Margin
Fully-diluted EPS
Period-over-period growth
3Q08
Net Income
$541.1
41.8%
305.7
56.5%
65.7
12.1%
75.7
14.0%
38.3
$1.72
22.0%
$697.9
29.0%
368.9
52.9%
96.6
13.8%
114.0
16.3%
65.1
$2.48
44.2%
$180.9
32.0%
96.5
53.3%
25.7
14.2%
33.7
18.6%
20.2
$0.77
60.4%
$321.6
77.7%
170.4
53.0%
43.6
13.6%
49.4
15.3%
23.5
$0.87
13.0%

2006 2007 3Q07
Agencies at period end
Period-over-period growth
Episodic-Based Completed Episodes
Period-over-period growth
Episodic-Based Admissions
Period-over-period growth
Episodic-Based Revenue per Episode
Period-over-period growth
Total Visits
Period-over-period growth
3Q08
DSO
1
Inclusive of home health and hospice locations and joint ventures
360
30.9%
4,302,830
25.2%
129,649
19.9%
219,855
27.1%
$2,661
1.0%
51.3
275
3,437,881
108,140
172,930
$2,634
52.9
344
1,102,913
32,672
53,958
$2,672
49.3
511
48.5%
1,879,573
70.4%
53,203
62.8%
94,986
76.0%
$2,868
7.3%
56.7
Summary Performance Results
1

Summary Balance Sheet
($ in millions)
Dec. 31, 2007 Sept. 30, 2008
Assets
Cash
Accounts Receivable, Net
Property, Plant and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
$   5.7
179.8
80.4
701.1
83.7
$ 1,050.7
$  359.7
162.7
528.3
$ 1,050.7
$   56.2
96.3
68.3
332.5
33.8
$  587.1
$  24.0
116.1
447.0
$  587.1

Guidance
1
Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on October 28, 2008
Calendar Year 2008
Net revenue: $1.150 - $1.175 billion
EPS: $3.20 - $3.25
(after adding back certain expenses related to
the integration of TLC Health Care Services, Inc.)
Diluted shares: 26.9 million
1

Summary
Focus on home nursing and related services
to Medicare population
Large, growing and highly fragmented industry
Strong internal growth and cash flow
with low recurring routine cap ex
Proven operating model supported
by sophisticated technology system
Demonstrated ability to identify
and integrate acquisitions
Liquidity availability to fund external growth
– Unused revolver and additional balance sheet capacity
Extensive delivery platform ideally positioned
for Medicare care management initiatives
Experienced management team

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9653
kleblanc@amedisys.com
http://www.amedisys.com/compliance.cfm